Exhibit 99.1

Orthofix Reports First Quarter 2024 Results

Recent Highlights

•
Net sales of $188.6 million, an increase of 7.7% on a reported basis and 7.5% on a constant currency basis over prior year
•
Bone Growth Therapies net sales growth of 10%, marking five consecutive quarters with double-digit net sales increases
•
U.S. Spine Fixation1 net sales growth of 16%, driven by distribution expansion and further penetration in existing accounts
•
Global Orthopedics net sales growth of 5% on a reported basis, primarily driven by U.S. Orthopedic net sales growth of 23%
•
First quarter 2024 net loss of $36 million; Non-GAAP Adjusted EBITDA of $8 million, an increase of $4.5 million, a 220 basis point expansion over prior year
•
Midpoint of full year 2024 net sales guidance raised; range narrowed to $790.0-$795.0 million

LEWISVILLE, Texas — May 7, 2024 — Orthofix Medical Inc. (NASDAQ:OFIX) today reported its financial results for the first quarter ended March 31, 2024.

First quarter net sales were $188.6 million, an increase of 7.7% on a reported basis and 7.5% on a constant currency basis. Net loss was $(36.0) million and earnings per share ("EPS") was $(0.95) on a reported basis, representing an improvement of 44% when compared to the prior year period. Non-GAAP adjusted EBITDA was $7.7 million for the first quarter, representing a 220 basis point expansion over the prior year period.

“Orthofix executed well on a number of key priorities in the first quarter of the year and delivered notable growth in all of its U.S. businesses. We saw strength in many areas of our broadening portfolio, including outsized performance in U.S. Spine Fixation, U.S. Orthopedics, and the Bone Growth Therapies fracture market, with growth of 16%, 23%, and 17%, respectively,” said Massimo Calafiore, President and Chief Executive Officer of Orthofix. “I remain confident in the fundamentals of the Company and believe we are poised to continue driving value through profitable growth, increased operating leverage, and portfolio synergies. I look forward to sustaining the first quarter’s momentum through the remainder of 2024 and taking further advantage of the many opportunities for market share gain that lie within all of our core segments.”

1 Spine fixation is comprised of the Company's Spinal Implants product category, excluding motion preservation product offerings

Financial Results Overview

First Quarter 2024 Net Sales and Financial Results

The following table provides net sales by major product category by reporting segment on a reporting basis:

	Three Months Ended March 31,
(Unaudited, U.S. Dollars, in millions)	2024	2023	Change	Constant Currency Change
Bone Growth Therapies	$52.5	$47.7	10.0%	10.0%
Spinal Implants, Biologics and Enabling Technologies	108.8	101.5	7.2%	7.2%
Global Spine	161.3	149.2	8.1%	8.1%
Global Orthopedics	27.3	26.0	5.1%	3.8%
Net sales	$188.6	$175.2	7.7%	7.5%

Gross margins were 67.5% for the quarter and were 70.3% on a non-GAAP adjusted basis.

Net loss was $(36.0) million, or $(0.95) per share, compared to net loss of $(60.9) million, or $(1.71) per share in the prior year period. Non-GAAP adjusted EBITDA was $7.7 million, or 4.1% of net sales, compared to non-GAAP adjusted EBITDA of $3.2 million, or 1.8% of net sales, in the prior year period.

Liquidity

Cash, cash equivalents, and restricted cash on March 31, 2024, totaled $29.5 million compared to $37.8 million on December 31, 2023. As of March 31, 2024 the Company had $125.0 million in borrowings outstanding under its four year $150.0 million Financing Agreement.

Business Outlook

The Company is providing updated 2024 full year guidance as follows:

•
Net sales to range between $790 million to $795 million, representing implied growth of 6% to 7% year-over-year on a constant currency basis; narrowed from previous guidance of $785 million to $795 million. These expectations are based on the current foreign currency exchange rates and do not take into account any additional potential exchange rate changes that may occur this year.
•
Reiterating previous guidance for non-GAAP adjusted EBITDA ranging from $62 million to $67 million
•
Expect to be free cash flow positive for Q4 2024

Conference Call

Orthofix will host a conference call today at 8:30 AM Eastern time to discuss the Company's financial results for the quarter ended March 31, 2024. Interested parties may access the conference call by dialing (888) 330-2508 in the U.S., and (240) 789-2735 in all other locations, and referencing the access code 9556380. A replay of the call will be available for three weeks by dialing (800) 770-2030 in the U.S., and (647) 362-9199 in all other locations, and entering the access code 9556380. A webcast of the conference call may be accessed at ir.Orthofix.com.

About Orthofix

Orthofix is a leading global spine and orthopedics company with a comprehensive portfolio of biologics, innovative spinal hardware, bone growth therapies, specialized orthopedic solutions and a leading surgical navigation system. Its products are distributed in more than 60 countries worldwide.

The Company is headquartered in Lewisville, Texas and has primary offices in Carlsbad, CA, with a focus on spine and biologics product innovation and surgeon education, and Verona, Italy, with an emphasis on product innovation, production, and medical education for orthopedics. The combined company’s global R&D, commercial and manufacturing footprint also includes facilities and offices in Irvine, CA, Toronto, Canada, Sunnyvale, CA, Maidenhead, UK, Munich, Germany, Paris, France, and São Paulo, Brazil. For more information, please visit www.orthofix.com.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, relating to our business and financial outlook, which are based on our current beliefs, assumptions, expectations, estimates, forecasts and projections. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “projects,” “intends,” “predicts,” “potential,” or “continue” or other comparable terminology. Forward-looking statements in this communication include the Company's expectations regarding net sales and adjusted EBITDA for the year ended December 31, 2024. Forward-looking statements are not guarantees of our future performance, are based on our current expectations and assumptions regarding our business, the economy and other future conditions, and are subject to risks, uncertainties and changes in circumstances that are difficult to predict, including the risks described in Part I, Item 1A under the heading Risk Factors in our Annual Report on Form 10-K for the year ended December 31, 2023 (the “2023 Form 10-K”), and in Part II, Item 1A under the heading Risk Factors in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2024. Factors that could cause future results to differ from those expressed by forward-looking statements include, but are not limited to, (i) our ability to maintain operations to support our customers and patients in the near-term and to capitalize on future growth opportunities, (ii)

risks associated with acceptance of surgical products and procedures by surgeons and hospitals, (iii) development and acceptance of new products or product enhancements, (iv) clinical and statistical verification of the benefits achieved via the use of our products, (v) our ability to adequately manage inventory, (vi) our ability to recruit and retain management and key personnel, and (vii) the other risks and uncertainties more fully described in our periodic filings with the Securities and Exchange Commission (the “SEC”). As a result of these various risks, our actual outcomes and results may differ materially from those expressed in these forward-looking statements.

This list of risks, uncertainties, and other factors is not complete. We discuss some of these matters more fully, as well as certain risk factors that could affect our business, financial condition, results of operations, and prospects, in reports we file from time-to-time with the SEC, which are available to read at www.sec.gov. Any or all forward-looking statements that we make may turn out to be wrong (due to inaccurate assumptions that we make or otherwise), and our actual outcomes and results may differ materially from those expressed in these forward-looking statements. You should not place undue reliance on any of these forward-looking statements. Further, any forward-looking statement speaks only as of the date hereof, unless it is specifically otherwise stated to be made as of a different date. We undertake no obligation to update, and expressly disclaim any duty to update, our forward-looking statements, whether as a result of circumstances or events that arise after the date hereof, new information, or otherwise, except as required by law.

The Company is unable to provide expectations of GAAP income (loss) before income taxes, the closest comparable GAAP measures to adjusted EBITDA (which is a non-GAAP measure), on a forward-looking basis because the Company is unable to predict without unreasonable efforts the ultimate outcome of matters (including acquisition-related expenses, accounting fair value adjustments, and other such items) that will determine the quantitative amount of the items excluded in calculating adjusted EBITDA, which items are further described in the reconciliation tables and related descriptions below. These items are uncertain, depend on various factors, and could be material to the Company’s results computed in accordance with GAAP.

Company Contact
Louisa Smith, Gilmartin Group
ir@orthofix.com

ORTHOFIX MEDICAL INC.

Condensed Consolidated Statements of Operations

	Three Months Ended
	March 31,
(U.S. Dollars, in thousands, except share and per share data)	2024	2023
	(Unaudited)
Net sales	$188,608	$175,204
Cost of sales	61,366	64,875
Gross profit	127,242	110,329
Sales and marketing	100,043	93,791
General and administrative	31,648	48,811
Research and development	19,492	23,307
Acquisition-related amortization and remeasurement	5,396	4,134
Operating loss	(29,337)	(59,714)
Interest expense, net	(4,558)	(1,289)
Other income (expense), net	(1,274)	676
Loss before income taxes	(35,169)	(60,327)
Income tax expense	(851)	(611)
Net loss	$(36,020)	$(60,938)

Net loss per common share:
Basic	$(0.95)	$(1.71)
Diluted	(0.95)	(1.71)
Weighted average number of common shares (in millions):
Basic	37.7	35.7
Diluted	37.7	35.7

ORTHOFIX MEDICAL INC.

Condensed Consolidated Balance Sheets

(U.S. Dollars, in thousands, except par value data)	March 31, 2024	December 31, 2023
	(Unaudited)
Assets
Current assets
Cash and cash equivalents	$26,964	$33,107
Restricted Cash	2,500	4,650
Accounts receivable, net of allowances of $8,398 and $7,130, respectively	125,617	128,098
Inventories	219,076	222,166
Prepaid expenses and other current assets	24,821	32,422
Total current assets	398,978	420,443
Property, plant, and equipment, net	158,132	159,060
Intangible assets, net	112,761	117,490
Goodwill	194,934	194,934
Other long-term assets	41,245	33,388
Total assets	$906,050	$925,315
Liabilities and shareholders’ equity
Current liabilities
Accounts payable	$57,147	$58,357
Current portion of long-term debt	3,125	1,250
Current portion of finance lease liability	724	708
Other current liabilities	89,625	104,908
Total current liabilities	150,621	165,223
Long-term debt	115,071	93,107
Long-term portion of finance lease liability	18,345	18,532
Other long-term liabilities	51,698	49,723
Total liabilities	335,735	326,585
Contingencies
Shareholders’ equity
Common shares $0.10 par value; 100,000 shares authorized; 37,410 and 37,165 issued and outstanding as of March 31, 2024 and December 31, 2023, respectively	3,741	3,717
Additional paid-in capital	753,398	746,450
Accumulated deficit	(186,164)	(150,144)
Accumulated other comprehensive loss	(660)	(1,293)
Total shareholders’ equity	570,315	598,730
Total liabilities and shareholders’ equity	$906,050	$925,315

ORTHOFIX MEDICAL INC.
Non-GAAP Financial Measures

The following tables present reconciliations of various financial measures calculated in accordance with U.S. generally accepted accounting principles (“GAAP”), to various non-GAAP financial measures that exclude (or in the case of free cash flow, include) items specified in the tables. The GAAP measures shown in the tables below represent the most comparable GAAP measure to the applicable non-GAAP measure(s) shown in the table. For further information regarding the nature of these exclusions, why the Company believes that these non-GAAP financial measures provide useful information to investors, the specific manner in which management uses these measures, and some of the limitations associated with the use of these measures, please refer to the Company's Current Report on Form 8-K regarding this press release filed today with the SEC available on the SEC's website at www.sec.gov and on the “Investors” page of the Company’s website at www.orthofix.com.

Adjusted Gross Profit and Adjusted Gross Margin

	Three Months Ended March 31,
(Unaudited, U.S. Dollars, in thousands)	2024	2023
Gross profit	$127,242	$110,329
Share-based compensation expense	537	471
SeaSpine merger-related costs	1,303	703
Strategic investments	65	180
Acquisition-related fair value adjustments	3,047	11,636
Amortization/depreciation of acquired long-lived assets	318	—
Medical device regulation	—	629
Adjusted gross profit	$132,512	$123,948
Adjusted gross margin	70.3%	70.7%

Adjusted EBITDA

	Three Months Ended March 31,
(Unaudited, U.S. Dollars, in thousands)	2024	2023
Loss before income taxes	$(35,169)	$(60,327)
Interest expense, net	4,558	1,289
Depreciation and amortization	14,862	12,670
Share-based compensation expense	8,800	13,020
Foreign exchange impact	1,588	(583)
SeaSpine merger-related costs	4,520	20,740
Strategic investments	120	661
Acquisition-related fair value adjustments	4,217	11,636
Litigation and investigation costs	2,260	469
Succession charges	2,210	—
Medical device regulation	—	3,629
All other	(301)	—
Adjusted EBITDA	$7,665	$3,204
Adjusted EBITDA as a percentage of net sales	4.1%	1.8%

Cash Flow and Free Cash Flow

	Three Months Ended March 31,
(Unaudited, U.S. Dollars, in thousands)	2024	2023
Net cash from operating activities	$(18,595)	$(34,020)
Net cash from investing activities	(10,867)	17,084
Net cash from financing activities	21,453	15,983
Effect of exchange rate changes on cash	(284)	221
Net change in cash and cash equivalents	$(8,293)	$(732)

	Three Months Ended March 31,
(Unaudited, U.S. Dollars, in thousands)	2024	2023
Net cash from operating activities	$(18,595)	$(34,020)
Capital expenditures	(10,817)	(11,835)
Free cash flow	$(29,412)	$(45,855)

Reconciliation of Non-GAAP Financial Measures to Reported Operating Expenses

	Three Months Ended March 31,
(Unaudited, U.S. Dollars, in thousands)	2024	2023
Net sales	$188,608	$175,204
Sales and marketing, as reported	100,043	93,791
Reconciling items impacting sales and marketing:
Strategic investments	(2,219)	(2,099)
Litigation and investigation costs	—	(105)
Medical device regulation	—	(5)
Amortization/depreciation of acquired long-lived assets	(178)	—
Sales and marketing, as adjusted	$97,646	$91,582
Sales and marketing as a percentage of net sales, as adjusted	51.8%	52.3%

	Three Months Ended March 31,
(Unaudited, U.S. Dollars, in thousands)	2024	2023
Net sales	$188,608	$175,204
General and administrative, as reported	31,648	48,811
Reconciling items impacting general and administrative:
Strategic investments	(1,211)	(17,298)
Amortization/depreciation of acquired long-lived assets	(70)	—
Litigation and investigation costs	(2,260)	(364)
Succession charges	(2,210)	—
General and administrative, as adjusted	$25,897	$31,149
General and administrative as a percentage of net sales, as adjusted	13.7%	17.8%

	Three Months Ended March 31,
(Unaudited, U.S. Dollars, in thousands)	2024	2023
Net sales	$188,608	$175,204
Research and development, as reported	19,492	23,307
Reconciling items impacting research and development:
Strategic investments	(236)	(1,884)
Medical device regulations	—	(2,990)
Research and development, as adjusted	$19,256	$18,433
Research and development as a percentage of net sales, as adjusted	10.2%	10.5%

Source

Orthofix Medical Inc.